UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2023

PUBLIC STORAGE
(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Western Avenue,	91201-2349
Glendale, California
(Address of principal executive offices)	(Zip Code)

(818) 244-8080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
0.875% Senior Notes due 2032	PSA32	New York Stock Exchange
0.500% Senior Notes due 2030	PSA30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 2, 2023, Public Storage (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). Five proposals were submitted to the Company’s shareholders for a vote at the Annual Meeting.

The five proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 22, 2023. The final results for the votes for each proposal are set forth below.

1.
The shareholders elected thirteen trustees to the Board of Trustees to hold office until the 2024 Annual Meeting or until their successors are duly qualified and elected, and the size of the Board of Trustees concurrently was reduced to thirteen. The votes for each nominee were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Ronald L. Havner, Jr.	145,627,367	5,435,568	2,568,013	7,372,840
Tamara Hughes Gustavson	151,470,659	1,882,017	278,272	7,372,840
Leslie S. Heisz	143,212,687	10,142,388	275,873	7,372,840
Shankh S. Mitra	152,146,697	1,151,204	333,047	7,372,840
David J. Neithercut	151,905,295	1,393,115	332,538	7,372,840
Rebecca Owen	152,459,305	842,746	328,897	7,372,840
Kristy M. Pipes	148,590,761	4,710,436	329,751	7,372,840
Avedick B. Poladian	148,543,975	4,803,617	283,356	7,372,840
John Reyes	151,799,827	1,556,009	275,112	7,372,840
Joseph D. Russell, Jr.	152,191,588	1,145,130	294,230	7,372,840
Tariq M. Shaukat	151,954,040	1,397,122	279,786	7,372,840
Ronald P. Spogli	147,990,953	5,357,873	282,122	7,372,840
Paul S. Williams	145,872,795	7,421,146	337,007	7,372,840

2.	The shareholders approved the advisory vote to approve the compensation of named executive officers as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
150,785,791	2,506,867	338,290	7,372,840

3.	The shareholders voted to hold future advisory votes to approve executive compensation annually as follows:

Votes For 1 Year	Votes For 2 Years	Votes for 3 Years	Abstain	Broker Non-Votes
149,449,001	95,918	3,802,692	283,337	7,372,840

After considering the voting results for this proposal, the Company’s Board of Trustees determined to continue to hold the advisory vote on the compensation of the Company’s named executive officers on an annual basis.

4.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
152,225,230	8,687,849	90,709	—

5.
The shareholders did not approve the shareholder proposal requesting that the Company’s Board of Trustees issue short- and long-term Scope 1-3 greenhouse gas reduction targets aligned with the Paris Agreement as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
53,062,151	99,813,029	755,768	7,372,840

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Nathaniel A. Vitan
Date: May 4, 2023		Senior Vice President, Chief Legal Officer & Corporate Secretary